UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 28, 2004

                Date of report (Date of earliest event reported)

                             ACME UNITED CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

         Connecticut                     001-07698              06-0236700
(State of Other Jurisdiction of   (Commission File Number)    (IRS Employer
Incorporation or Organization)                                Identification)

                  1931 Black Rock Turnpike, Fairfield, CT 06825

          (Address of principal executive offices, including zip code)

                                 (203) 332-7330

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This  Current  Report  on  Form  8-K is  being  filed  by  Acme  United
Corporation (the "Company") solely to report the information set forth in Item 1 hereof.

Item 1.           Registrant's Business and Operations

         Item 1.01         Entry into a Material Definitive Agreement

                  a.       Salary Continuation Plan Amendments

         For some years, the Company has had a Salary Continuation Plan in effect, as described most recently in the Company's proxy statement for its 2004 Annual Meeting of Shareholders. The plan is designed to attract and retain senior management and provide for continuity of management in the event of an actual or threatened change in control of the Company. It covered officers of the Company at the level of vice president or above, under the age of 65 and having at least one year of Company service (presently including Walter C.
Johnsen, Brian S. Olschan, Paul G. Driscoll, James A. Benkovic and Larry H. Buchtmann).

         The plan provided that, in the event of a change in control (as described in the plan), each covered officer would have specific rights and receive certain benefits if, within one year after such change in control (or two years in the case of officers who are also directors), the officer was actually or constructively discharged either by: (i) involuntary termination of the officer's employment by the Company; (ii) reduction in the officer's responsibility, status or compensation; or (iii) transfer of the officer to a location unreasonably distant from his or her current location. In such circumstances, the compensation which the officer would be entitled to receive would be a lump sum payment equal to: (x) nine months compensation for vice presidents; (y) eighteen months compensation for senior vice presidents; and (z) thirty months for officers at the senior vice president level and above who were also directors ("director/officers"). Compensation was based upon the level of the officer's non-deferred compensation in effect immediately preceding the change in control. In addition, any vice president, senior vice president, or director/officer resigning within six months (one year for director/officers) after specified changes in control (as described in the plan) would be entitled to six months, twelve months, or twenty-four months compensation, respectively.

         On September 28, 2004, the Company adopted certain changes to the Salary Continuation Plan, including the following:

         1. The requirement that a covered officer be employed by the Company for one year prior to qualifying for benefits under the plan was eliminated.

         2. The number of months compensation payable to a vice president, senior vice president or director/officer under the plan in the event of an actual or constructive discharge was increased from nine months, eighteen months, or thirty months, respectively, to twenty-four months, twenty-four months or thirty-six months, respectively. (The distinction between vice presidents and senior vice presidents was eliminated).

         3. The number of months compensation payable to an officer in the event of the officer's resignation was increased to be the same number of months as would be payable in the event of an involuntary termination.

         4. Life and medical insurance coverage was added to the plan and will continue over the number of months that compensation is payable.

         5. Incentive bonus payments have been added to the compensation payable based on prior incentive bonus payments.

         b.     Severance Pay Plan Amendments

         For some years, the Company has had a Severance Pay Plan in effect, as described most recently in the Company's proxy statement for its 2004 Annual Meeting of Shareholders. The plan is designed to enable the Company to attract and retain key employees. It covered officers of the Company at the level of vice president or above, under the age of 65 and having at least one year of Company service (presently including Walter C. Johnsen, Brian S. Olschan, Paul
G. Driscoll, James A. Benkovic and Larry H. Buchtmann).

         The plan provided that, in the event the key employee's employment was terminated by the Company involuntarily (for any reason other than gross misconduct); his or her responsibility, status or compensation was reduced; or he or she was transferred to a location unreasonably distant from his or her current location, he or she shall be entitled to benefits under the plan. In such circumstances, the compensation which the employee would be entitled to receive would be a lump sum payment equal to one month compensation for each year of service to the Company, with vice presidents receiving a minimum of two months and a maximum of nine months compensation, senior vice presidents receiving a minimum of four months and a maximum of eighteen months compensation, and presidents and executive vice presidents receiving a minimum of six months and a maximum of twenty months compensation. This plan would apply only if the Salary Continuation Plan (described above) does not apply, and only if the employee was not eligible for his or her full pension from the Company at the time of termination.

         The plan also provided that, in the event a vice president, senior vice president or president/executive vice president died in office, his or her beneficiaries would be entitled to a lump sum payment equal to two months, four months, or six months compensation, respectively.
On September 28, 2004, the Company adopted certain changes to the Severance Pay Plan, including the following:

         1. The requirement that an employee be employed by the Company for one year prior to qualifying for benefits under the plan was eliminated.

         2. The distinction between vice presidents and senior vice presidents was eliminated for purposes of calculating benefits under the plan, with vice presidents being entitled to receive the same benefits as senior vice presidents (as described in paragraphs 3, 4 and 5 below).



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         3. The minimum  compensation  payable to a vice president,  senior vice president or president/executive vice president upon termination was increased from two months, four months, or six months, respectively, to six months, six months, or nine months, respectively.

         4. The maximum compensation payable to a vice president, senior vice president or president/executive vice president upon termination was increased from nine months, eighteen months, or twenty months, respectively, to eighteen months, eighteen months, or thirty months, respectively.

         5. The compensation payable to the beneficiaries of a vice president, senior vice president or president/executive vice president upon the death of such officer was increased from two months, four months, or six months, respectively, to six months, six months, or nine months, respectively.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ACME UNITED CORPORATION



Date: February 9, 2005           By:  /s/  Paul G. Driscoll
                                      ---------------------------
                                      Paul G. Driscoll
                                      Vice President and Chief Financial Officer